THE ARBITRAGE FUNDS

Arbitrage Fund Class R Shares (Nasdaq Symbol: ARBFX) Class I Shares (Nasdaq Symbol: ARBNX) Class C Shares (Nasdaq Symbol: ARBCX) Class A Shares (Nasdaq Symbol: ARGAX)

Water Island Event-Driven Fund

(formerly Water Island Diversified Event-Driven Fund)

Class R Shares   (Nasdaq Symbol: AEDFX)

Class I Shares    (Nasdaq Symbol: AEDNX)

Class C Shares   (Nasdaq Symbol: AEFCX)

Class A Shares  (Nasdaq Symbol: AGEAX)

Water Island Long/Short Fund Class R Shares (Nasdaq Symbol: ATQFX) Class I Shares (Nasdaq Symbol: ATQIX)	Water Island Credit Opportunities Fund Class R Shares (Nasdaq Symbol: ARCFX) Class I Shares (Nasdaq Symbol: ACFIX) Class C Shares (Nasdaq Symbol: ARCCX) Class A Shares (Nasdaq Symbol: AGCAX)

STATEMENT OF ADDITIONAL INFORMATION

Dated September 30, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Class R, Class I, Class C, and Class A shares of Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund, and the Class R and Class I shares of Water Island Long/Short Fund, dated September 30, 2020, a copy of which may be obtained, without charge, by writing to the Funds’ transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4485.

The financial statements of Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund, and Water Island Credit Opportunities Fund are incorporated into this SAI by reference to the annual report of the Funds dated May 31, 2020. Copies of the annual report may be obtained by calling 1-800-295-4485.

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THE TRUST

The Arbitrage Funds (the “Trust”) is a Delaware statutory trust, which was organized on December 22, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers four series of shares to investors: Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund, and Water Island Credit Opportunities Fund (each a “Fund” and, collectively, the “Funds”). Water Island Capital, LLC (the “Adviser”), serves as the investment adviser to the Funds. Prior to September 30, 2020, Water Island Event-Driven Fund was named Water Island Diversified Event-Driven Fund. Prior to March 12, 2019, Water Island Long/Short Fund was named The Arbitrage Tactical Equity Fund. Arbitrage Fund and Water Island Credit Opportunities Fund are each a diversified series of the Trust. Water Island Event-Driven Fund and Water Island Long/Short Fund are each a non-diversified series of the Trust. The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the 1940 Act, or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees of the Trust (the “Board” or the “Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of a Fund (“Class”) represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (1) Class R shares, Class C shares, and Class A shares bear 12b-1 distribution and/or service fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class A shares of the Funds are sold subject to a front-end sales charge, as described in the Funds’ prospectus; (3) there is a 1% contingent deferred sales charge (“CDSC”) on Class C shares if sold within 12 months of purchase and a CDSC may by imposed on certain purchases of Class A shares, as more fully described in the prospectus; (4) Class I shares are available for purchase only by shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (5) Class A and Class C shares are available for purchase only by shareholders who invest through a broker-dealer, financial institution or servicing agent and are not available for purchase directly from a Fund; (6) certain Class-specific expenses may be borne solely by the Class to which such expenses are attributable, including but not limited to transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class of shares, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class of shares, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (7) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

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STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, the below table indicates which Funds may have exposure to the following securities or their attendant risks or may pursue any of the following investment strategies. The following descriptions supplement the descriptions of investment objectives, strategies, and related risks of each Fund described in the prospectus. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.

Security/Strategy	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Capital Structure Arbitrage	X	X		X
Cash Management/Temporary Investments	X	X	X	X
Cleared Swaps	X	X	X	X
Commodities and Commodity Instruments			X
Convertible Arbitrage	X	X		X
Convertible Securities		X	X	X
Credit Default Index Swaps	X	X	X	X
Credit Default Swaps	X	X	X	X
Cybersecurity Risks	X	X	X	X
Debt Securities	X	X	X	X
Derivatives	X	X	X	X
Distressed Securities	X	X	X	X
Emerging Market Investments	X	X	X	X
Event-Driven Strategies	X	X	X	X

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Security/Strategy	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Exchange Traded Funds	X	X	X	X
Exchange Traded Notes	X	X	X	X
Foreign Corporate Debt Obligations	X	X	X	X
Foreign Currency Transactions and Hedging	X	X	X	X
Foreign Securities	X	X	X	X
Gold and Precious Metals Risk			X
Illiquid Securities	X	X	X	X
Initial Public Offering (IPO) Risk	X	X	X	X
Leverage	X	X	X	X
LIBOR Rate Risk	X	X	X	X
Loans and other Debt Instruments	X	X	X	X
Merger Arbitrage	X	X	X	X
Municipal Obligations	X	X	X	X
Non-Diversification		X	X
Options Transactions	X	X	X	X
Pandemic and Natural Disaster Risk	X	X	X	X
Over-the-Counter Options	X	X	X	X
Preferred Securities	X	X	X	X
Private Placement and Restricted Securities	X	X	X	X
Registered Investment Companies	X	X	X	X

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Security/Strategy	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Sector Risk	X	X	X	X
Securities Lending	X	X	X	X
Senior Loans	X	X		X
Short Sales	X	X	X	X
Special Purpose Acquisition Companies	X	X	X	X
Stripped Securities	X	X	X	X
Swap Agreements	X	X	X	X
Tax Risks	X	X	X	X
U.S. Government Securities		X		X
Valuation Risks	X	X	X	X
Warrants	X	X	X	X
When Issued, Forward Commitment, Delayed Settlement	X	X	X	X
Zero Coupon Treasury Securities	X	X	X	X

CAPITAL STRUCTURE ARBITRAGE

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, a Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve a Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

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CASH MANAGEMENT/TEMPORARY INVESTMENTS

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest a substantial portion of its assets in cash or cash equivalents. A Fund may invest its assets in:

•	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States (the “U.S.”) Government, its agencies or instrumentalities;

•	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

•	repurchase agreements; and

•	investment companies that invest primarily in such instruments.

To the extent a Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

CLEARED SWAPS

Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated certain types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker or directly with a counterparty. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Risks Associated with Cleared Swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted regulations imposing certain margin requirements, including minimums, on uncleared swaps. After being phased in with respect to market participants that meet certain requirements, these regulations could change this comparison to cleared swaps.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

COMMODITIES AND COMMODITY INSTRUMENTS

Commodities may subject the Fund to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts, and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

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CONVERTIBLE ARBITRAGE

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. A Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, a Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, a Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CONVERTIBLE SECURITIES

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CREDIT DEFAULT INDEX SWAPS

A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below and “CLEARED SWAPS” above for a general discussion on the risks related to swap agreements and CDX, respectively.

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CREDIT DEFAULT SWAPS

The Funds may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Funds. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk, and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission (“SEC”) and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect a Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

CYBER SECURITY RISKS

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

DEBT SECURITIES

The Funds may invest, and Water Island Credit Opportunities Fund will invest primarily, in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Funds may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

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The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by a Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by a Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, a Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, a Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

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DERIVATIVES

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts, which are described separately in this SAI.

GOVERNMENT REGULATION OF DERIVATIVES

The Dodd-Frank Act and similar legislation in the European Union (the “EU”) may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, a Fund may be subject to additional recordkeeping and reporting requirements.

In November 2019, the SEC proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments established by the SEC and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue a Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

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ASSET COVERAGE REQUIREMENTS FOR CERTAIN DERIVATIVE TRANSACTIONS

Each Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the CFTC. The Trust is required to make an annual affirmation of the exclusion within 60 days after the start of each calendar year. Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act.

DISTRESSED SECURITIES

The Fund's investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

EMERGING MARKETS INVESTMENTS

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

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Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political, and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

EXCHANGE TRADED FUNDS (ETFs)

A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An index-based ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. An ETF may also be actively-managed. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV. See also “Securities of Other Investment Companies” below.

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EXCHANGE-TRADED NOTES (ETNs)

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

FOREIGN CORPORATE DEBT OBLIGATIONS

The foreign corporate debt obligations in which the Funds may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Funds also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria.  Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards.  Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING

Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Water Island Long/Short Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

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Currency futures, forwards, and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

FOREIGN SECURITIES

Subject to each Fund’s investment policies and quality standards, the Funds may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depositary Receipts and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Because each Fund may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the U.S. These differences could negatively impact foreign securities in which a Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

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In June 2016, the United Kingdom (the “U.K.”) approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the U.K. formally withdrew from the European Union. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the U.K. Given the size and importance of the U.K.’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

GOLD AND PRECIOUS METALS RISK

The Fund may invest in gold and other precious metals in any form and in securities of companies in the precious metal mining sector. The risks related to investing in precious metals directly are similar to those of investing in securities of precious metal finance and operating companies. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

ILLIQUID SECURITIES

An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined to be liquid.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Funds have adopted and implemented a liquidity risk management program. This program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

INITIAL PUBLIC OFFERING (IPO) RISK

Each Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

LEVERAGE

Each Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce such Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

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The Funds have entered into a revolving credit facility (the “Credit Facility”) whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Funds may borrow up to an aggregate commitment amount of $50 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act (the “Committed Line”). The Credit Facility also includes an uncommitted line of credit in the aggregate amount of $100 million (the “Uncommitted Line”). The Funds may borrow up to the maximum amount allowable under their current prospectus and SAI, subject to various other legal, regulatory or contractual limits, including the asset coverage limits in the Credit Facility and Uncommitted Line. Borrowing results in interest expense and other fees and expenses for the Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund’s yield. If a Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate, which is currently based off the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. Each Fund also pays a pro rata share of a commitment fee on the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Funds’ borrowings under the Credit Facility. Also, there is no guarantee that the Uncommitted Line will be available to the Funds, and borrowing under the Committed Line may be particularly difficult during periods of broader market stress. As such, a Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached and the Uncommitted Line is not available.

As discussed below under “LIBOR Rate Risk,” in July 2017, the Financial Conduct Authority (the “FCA”), the U.K. financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. The announcement suggests that LIBOR may become unreliable or cease to be published after that time. The uncertainty and risks associated with the expected discontinuation of LIBOR may affect the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased difficulty in borrowing, adversely affecting a Fund’s performance.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

LIBOR RATE RISK

Many debt securities, derivatives, and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

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In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. In July 2017, the FCA, the U.K. financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may become unreliable or cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value.

Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

LOANS AND OTHER DEBT INSTRUMENTS

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

MERGER ARBITRAGE

Each Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity, and the approach a Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. A Fund exercising appraisal rights may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. A Fund exercising appraisal rights may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

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MUNICIPAL OBLIGATIONS

Each Fund may invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit, and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes. On December 22, 2017, the President signed into law H.R. 1 (the “Tax Cuts and Jobs Act”). The law repeals the rules related to excluding from gross income for federal income tax purposes the interest attributable to tax credit bonds and the interest on a bond issued to advance refund another bond. The repeal is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

NON-DIVERSIFICATION

Water Island Event-Driven Fund and Water Island Long/Short Fund are non-diversified, which means that more of the Funds’ assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of each Fund’s shares more susceptible to certain risks than shares of a diversified fund. As non-diversified funds, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OPTIONS TRANSACTIONS

Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

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In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser, with respect to each Fund other than Water Island Credit Opportunities Fund, not to commit greater than 25% of a Fund’s net assets to option strategies.

Writing Covered Call Options

Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by such Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

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There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options

Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by such Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by such Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options

In addition to covered options, each Fund may sell “uncovered” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered uncovered if the above criteria are not satisfied. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if a Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered uncovered if the above criteria are not satisfied. The Funds’ ability to write uncovered call or put options may be limited by margin requirements and other federal securities rules or regulations.

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OVER-THE-COUNTER OPTIONS

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

PANDEMIC AND NATURAL DISASTER RISK

The global outbreak of novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world. In addition to widespread disease, including COVID-19 and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact each Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of each Fund.

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PREFERRED STOCKS

Each Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Funds may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

REGISTERED INVESTMENT COMPANIES

Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption. Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

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Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the securities owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

SECTOR RISK

From time to time, based on market or economic conditions or investment opportunities, a Fund may have significant investments in one or more sectors of the market. When a Fund invests a substantial portion of its assets in a particular sector or sub-sector of the economy, the Fund’s investments are not as not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a Fund that invests more heavily in one sector of the market may see its performance be especially sensitive to developments that significantly affect that sector. In addition, a sector may also react in the same way to economic, political or regulatory events and a Fund’s performance may be affected if the sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

SECURITIES LENDING

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The Funds have a Securities Lending Agreement with their custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds. The aggregate value of securities loaned by a Fund at a given time will not exceed one-third of the value of the total assets of the Fund making the loan. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

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To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

The services provided by State Street as securities lending agent include selection of securities to be loaned; entering into loan agreements with borrowers previously approved by the Funds’ Board; negotiating loan terms; delivery of documents to the Funds; receiving and holding collateral on the Funds’ behalf; marking loaned securities and collateral to their market value; investing cash collateral in accordance with instructions from the Funds; and recordkeeping for transactions under the securities lending agreement.

The table below sets forth, for the Funds’ most recently completed fiscal year, each Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

Security/Strategy	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Gross income from securities lending activities:	$0	$593	$0	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	$0	$80	$0	$0
Fees paid for any cash collateral management service that are not included in the revenue split:	$0	$0	$0	$0
Administrative fees not include in revenue split:	$0	$0	$0	$0

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Security/Strategy	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Indemnification fee not included in revenue split:	$0	$0	$0	$0
Rebates (paid to borrower):	$0	$36	$0	$0
Other Fees not included in revenue split:	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$0	$116	$0	$0
Net income from securities lending activities:	$0	$477	$0	$0

SENIOR LOANS

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

SHORT SALES

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

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Special Purpose Acquisition Companies

The Funds may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Funds may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, a Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Funds may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause a Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). A Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

STRIPPED SECURITIES

The Funds may purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Separate Trading Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Funds.

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SWAP AGREEMENTS

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

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Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

TAX RISKS

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause the Fund to be exposed to unexpected tax liability or loss of pass through tax status.

U.S. GOVERNMENT SECURITIES

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

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VALUATION RISKS

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has established procedures for determining the fair market value of portfolio securities for which no market value is readily available. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price these investments. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

WARRANTS

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Adviser will instruct the Custodian (as defined under the section entitled "Custodian") to segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Adviser will instruct the Custodian to set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

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ZERO COUPON U.S. TREASURY SECURITIES

Zero coupon U.S. Treasury securities consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of each Fund. These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund. As used in this SAI and in the Funds’ prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the applicable Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the applicable Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)	No Fund may issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act. (The 1940 Act permits a Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

(2)	No Fund may borrow money except that a Fund may borrow:

(a)	from banks to purchase or carry securities or other investments,
(b)	from banks for temporary or emergency purposes, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

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(4)	Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may not concentrate their investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing with regard to Arbitrage Fund, if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of Arbitrage Fund’s assets could be concentrated in that industry for that period of time; with regard to Water Island Event-Driven Fund if a large percentage (namely, at least 50%) of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of Water Island Event-Driven Fund’s assets, could be concentrated in that industry for that period of time.

(5)	Water Island Long/Short Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of Water Island Long/Short Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for Water Island Long/Short Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(6)	No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(7)	Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may not purchase or sell commodities or commodity contracts. (For purposes of this restriction, currency futures contracts, options on currency futures contracts and on currencies, and forward currency contracts are not deemed to be commodities or commodity contracts.) Water Island Long/Short Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(8)	No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(9)	No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(10)	No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

(11)	No Fund may invest in companies for the purpose of exercising control or management.

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With respect to the fundamental policies relating to industry concentration set forth in (4) and (5) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a Fund that does not concentrate in an industry. The policies in (4) and (5) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Funds may rely upon available industry classifications. With respect to investments in SPACs, the Funds will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Funds’ fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) and (5) above.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. Water Island Long/Short Fund has adopted fundamental policies that would permit direct investment in commodities.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

(1)	No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

(2)	Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or NYSE MKT. Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

(3)	Each Fund may sell securities short to the extent permitted by the 1940 Act. The 1940 Act permits a Fund to sell securities short to the extent they are “covered” by earmarked or segregated assets in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

(4)	Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund’s net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

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(5)	No Fund may purchase securities of other investment companies, except in accordance with the 1940 Act. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities (the “10% limitation”), no more than 5% of the Fund’s total assets would be invested in shares of any one investment company (the “5% limitation”) and the Fund would hold no more than 3% of the outstanding voting securities of any investment company (the “3% limitation”). Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations and exemptive orders thereunder. For example, a Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment. Another exemption on which a Fund may rely is found in Section 12(d)(1)(F) of the 1940 Act. Under Section 12(d)(1)(F) of the 1940 Act, a Fund may invest in other investment companies (including exchange-traded fund (ETF) or other mutual funds) in excess of the 5% limitation and the 10% limitation, but it (together with its affiliated persons) must still comply with the 3% limitation, and must adhere to certain voting restrictions regarding the fund shares in which it invests. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Subject to applicable provisions of the 1940 Act, each Fund’s shares may be purchased by other investment companies, including other Funds of the Trust. For so long as a Fund invests in or accepts investments by other affiliated investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

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The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Trustees

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Interested Trustees:

John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 60)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Christina Chew* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 49)	Since 2018	Trustee	Senior Managing Partner of Water Island Capital, LLC, the Investment Adviser, since 2013.	None	4
*	John S. Orrico and Christina Chew, as affiliated persons of the Adviser, is each an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The registered investment companies in the fund complex include the Trust and AltShares Trust.

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Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Independent Trustees*:

John C. Alvarado (Age 61)	Since 2003	Lead Independent Trustee	COO (2018–present) and CFO (2016–present) of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company. Previously, Managing Director at Alvarado Energy Advisors LLC (“AEA”), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014–2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010–2014).	None	4
Robert P. Herrmann (Age 58)	Since 2012	Trustee	CEO of EQIS Capital Management, Inc., a national financial advisory firm (2020–present). Independent Director of GeoWealth LLC, a technology provider in the financial services industry (2019–present); Previously, President & CEO of Discovery Data, a leading financial services industry data provider (2009–2019).	Independent Director and Chairman of Nominating and Governance Committee of TD Funds (USA) (2014–2019); Independent Director of FundChoice Holdings LLC (2014–2018); Chairman of the Board, Monmouth Medical Center (since 2012); Advisory Board Member, Monmouth University School of Science (since 2017).	4

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Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Stephen R. Byers (Age 67)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015–2016) and Audit Committee Chair (2011−2015), Deutsche Bank db-X ETF Trust (45 portfolios); Independent Director and Audit Committee Chair (since 2012), Lead Independent Director (since July 2019), Chairman of Sierra Special Committee (since August 2019), Sierra Income Corporation; Trustee (2002−2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016) and Audit Committee Chair (since 2019), Mutual Fund Directors Forum.	4
Francis X. Tracy (Age 62)	Since 2016	Trustee	Independent Director (since 2016). Previously, President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999−2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010−2014).	5

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Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Nancy M. Morris (Age 68)	Since 2018	Trustee	Independent Director (since 2019). Previously, Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012–2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

Executive Officers

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:

William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 70)	Anti-Money Laundering Officer since November 2019, Secretary since 2013	Anti-Money Laundering Officer, Secretary	Anti-Money Laundering Officer (2019–present) and Chief Administrative Officer (2010–present), Water Island Capital, LLC.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 39)	Since 2013	Treasurer	Chief Operating Officer (2016–present), Director of Operations (2011–2016), Water Island Capital, LLC.	N/A	N/A
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 46)	Since 2015	Chief Financial Officer	Senior Director, Foreside Management Services, LLC*** (2014–present).	N/A	N/A

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Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Philip Channen**** 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 55)	Since December 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019–present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017–2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014–2016).	N/A	N/A

*	Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.
**	The registered investment companies in the fund complex include the Trust and AltShares Trust.
***	Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

****During the fiscal year ended May 31, 2020, the Chief Compliance Officer of the Trust received compensation from the Trust in the amount of $104,479. This includes compensation paid to the previous Chief Compliance Officer for the period June 1, 2019 through December 2, 2019.

Qualification of Trustees

John S. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of Arbitrage Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Alvarado, Herrmann, Byers, and Tracy and Mses. Chew and Morris should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Fund’s shareholders.

•	Serving as CFO of a private energy company, and prior to that, the managing director for an investment bank and with prior experience in internal audit, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently a financial expert of the Audit Committee and the Lead Independent Trustee of the Board. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds since 2003 has provided him with a detailed understanding of the mutual fund industry.

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•	Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial advisory firm, as well as his prior experience as the chief executive officer of a financial services industry data provider and as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

•	Mr. Byers has worked in the financial services industry for over 30 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for large investment companies and has served as a director or trustee for multiple boards, including, among others, the Mutual Fund Directors Forum, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an exchange-traded fund complex. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

•	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 35 years of business experience and over 25 years of experience within the investment industry. He is currently the Chairman of the Audit Committee. Mr. Tracy also serves as an Independent Trustee and Chairman of the Audit Committee of AltShares Trust, a registered investment company advised by Water Island Capital, LLC.

•	Ms. Morris has over 30 years of experience and leadership in government and the investment management industry. Prior to her service as managing director and chief compliance officer at a registered investment adviser, Ms. Morris served as Secretary of the SEC and Deputy Chief Counsel of the SEC’s Division of Investment Management. Ms. Morris has worked for some of the largest firms in the mutual fund industry and has experience in investment management, investment company compliance, governance, risk, cybersecurity, operations, and vendor management. She is a past chair of the Investment Company Institute’s Chief Compliance Officer Committee. In addition to serving on the Trust’s Board, Ms. Morris also serves as an Independent Trustee of AltShares Trust, a registered investment company advised by Water Island Capital, LLC, and as a trustee on the board of another mutual fund complex.

•	Ms. Chew is Senior Managing Partner of the Funds’ Investment Adviser. She has over 20 years of experience in the investment management industry and has worked in all aspects of the ecosystem of investment management, from portfolio management to fund structure and governance, vendor management and fund distribution. Prior to joining the Investment Adviser in 2013, Ms. Chew worked in investment management and manager due diligence with a major asset management firm.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee and a Nominating and Governance Committee to assist the Board in performing its oversight responsibilities.

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John Orrico serves as President and Chairman of the Board of the Trust. In May 2018, Mr. Alvarado was appointed Independent Lead Trustee of the Board. In this capacity, Mr. Alvarado chairs executive sessions of the Independent Trustees, advises the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversees the self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board believes its leadership structure is appropriate and effective, particularly in light of the addition of an Independent Lead Trustee, as it has served the Trust well for over 11 years.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Board of Trustees of the Trust has established an Audit Committee consisting of the Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees of the Trust has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy (Chair), John C. Alvarado, Stephen, R. Byers, Robert P. Herrmann and Nancy M. Morris. The Audit Committee held three meetings during the fiscal year ended May 31, 2020.

The Board has a Nominating and Governance Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. However, while the Trust’s plan of distribution pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not “interested persons.” The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee, each of whom is a Rule 12b-1 Trustee, are Robert P. Herrmann (Chair), John C. Alvarado, Stephen R. Byers, Nancy M. Morris and Francis X. Tracy. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2020.

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The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2020. None of the executive officers, except for the Chief Compliance Officer, receive compensation from the Trust. For the fiscal year ended May 31, 2020, the Trustees who are not interested persons of the Funds received $40,000 per year for serving as Trustees, paid in quarterly installments of $10,000, as well as a per meeting fee of $5,000 for each regular meeting attended or each special meeting attended in person, $2,500 for each special meeting attended by telephone, and $2,500 for attendance at any committee meeting on a day when a full Board meeting was not being held.

The lead Independent Trustee and Audit Committee chair each receives an annual retainer of $10,000, payable quarterly, and the Nominating and Governance Committee chair receives an annual retainer of $2,500, payable quarterly. Beginning in fiscal year 2013 and continuing until such time as a Trustee holds a minimum investment in the Funds in the aggregate of $50,000, each Trustee receives compensation in the form of shares of the Funds, with the number of shares to be issued by each Fund to be determined by the net asset value calculated on the penultimate business day of each calendar quarter or on the meeting date, as applicable.

The following table shows compensation amounts paid by the Funds to the Trustees for the fiscal year ended May 31, 2020. Interested Trustees and Officers of the Trust, other than the Chief Compliance Officer, are not compensated by the Funds.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees:*
John S. Orrico	None	None	None	None
Christina Chew	None	None	None	None

Independent Trustees:
John C. Alvarado	$67,500	None	None	$67,500
Robert P. Herrmann	$60,000	None	None	$60,000
Stephen R. Byers	$57,500	None	None	$57,500
Francis X. Tracy	$65,000	None	None	$65,000
Nancy M. Morris	$55,000	None	None	$55,000

* Mr. Orrico and Ms. Chew are “interested persons,” as defined by the Investment Company Act, of the Trust because of their employment and relationship with Water Island Capital, LLC.

** The registered investment companies in the fund complex include the Trust and AltShares Trust.

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Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2019.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustees:

John S. Orrico	Arbitrage Fund	$10,001-$50,000	Over $100,000
	Water Island Event-Driven Fund	Over $100,000
	Water Island Long/Short Fund	Over $100,000
	Water Island Credit Opportunities Fund	Over $100,000

Christina Chew	Arbitrage Fund	$50,001-$100,000	$50,001-$100,000

Independent Trustees:

John C. Alvarado	Arbitrage Fund	Over $100,000	Over $100,000
	Water Island Event-Driven Fund	Over $100,000
	Water Island Long/Short Fund	$1-$10,000
	Water Island Credit Opportunities Fund	10,001-$50,000

Robert P. Herrmann	Water Island Event-Driven Fund	$50,001-$100,000	$50,001-$100,000

Stephen R. Byers	Arbitrage Fund	$50,001-$100,000	Over $100,000
	Water Island Event-Driven Fund	$50,001-$100,000

Francis X. Tracy	Arbitrage Fund	Over $100,000	Over $100,000
	Water Island Event-Driven Fund	Over $100,000

Nancy M. Morris	Arbitrage Fund	$10,001-$50,000	$50,001-$100,000
	Water Island Credit Opportunities Fund	$10,001-$50,000

In May 2012, the Board adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining Fund ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment falls below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A shareholder who owns beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders. As of September 1, 2020, Arbitrage Fund had 102,564,002.092 shares outstanding, Water Island Event-Driven Fund had 10,226,299.622 shares outstanding, Water Island Long/Short Fund had 186,953.293 shares outstanding, and Water Island Credit Opportunities Fund had 6,487,332.123 shares outstanding. As of September 1, 2020, Arbitrage Fund beneficially owns a majority of the outstanding voting shares of Water Island Event-Driven Fund and therefore is deemed to be a control person of that Fund. As of September 1, 2020, John S. Orrico (or Water Island Capital, LLC, which is under Mr. Orrico’s control) beneficially owns a majority of the outstanding voting shares of Water Island Long/Short Fund and therefore is deemed to be a control person of that Fund.

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The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 1, 2020.

Arbitrage Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,090,562.6810	31.15%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,950,575.7320	29.07%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	899,892.5210	13.41%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	619,166.0920	9.23%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	15,296,012.6100	16.50%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14,630,782.2380	15.78%	RECORD

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Name and Address	Class I Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	11,237,849.3880	12.12%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,784,594.1550	9.48%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY NJ 07399-0001	6,526,660.0090	7.04%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,028,363.0610	5.42%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH ACCOUNT PO BOX 1533 MINNEAPOLIS MN 55480-1533	4,988,401.4350	5.38%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	360,822.0610	26.80%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	327,620.7170	24.33%	RECORD

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Name and Address	Class C Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	220,367.2680	16.37%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	210,272.1440	15.62%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	786,261.6800	43.31%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	608,168.0520	33.50%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY NJ 07399-0001	154,244.6800	8.50%	RECORD

Water Island Event-Driven Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	181,764.5650	24.93%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY NJ 07399-0001	65,169.0200	8.94%	RECORD

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Name and Address	Class R Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	55,475.8750	7.61%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	42,372.0520	5.81%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
THE ARBITRAGE FUND 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	6,589,384.1650	69.92%	BENEFICIAL

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	651,538.3930	6.91%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19,641.4940	53.94%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
FIRST CLEARING, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,980.2470	13.68%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,349.0360	11.94%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,224.9180	8.86%	RECORD

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Name and Address	Class A Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12,545.9620	34.74%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY NJ 07399-0001	11,137.3850	30.84%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,020.6860	16.67%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	3,550.8230	9.83%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,592.6060	7.18%	RECORD

Water Island Long/Short Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	1,048.8350	100.00%	BENEFICIAL

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Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	139,936.7980	75.27%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	29,338.9100	15.78%	BENEFICIAL

Name and Address	Class I Shares	% Ownership	Type of Ownership
JP MORGAN SECURITIES LLC FOR THE BENEFIT OF JOHN S ORRICO 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	16,628.7500	8.94%	BENEFICIAL

Water Island Credit Opportunities Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	77,468.9560	46.25%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	56,896.2470	33.97%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	8,652.9220	5.17%	RECORD

* Includes 50,787.208 Class I Shares (27.32% ownership) owned by John S. Orrico.

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Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,512,219.2590	56.26%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,140,031.5830	18.26%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	817,720.4260	13.10%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33,876.0630	49.14%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,692.1890	9.71%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,654.1250	9.65%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,913.1300	7.13%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,520.9050	5.11%	RECORD

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Name and Address	Class A Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,645.9520	56.89%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	3,520.1860	43.11%	BENEFICIAL

As of September 1, 2020, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of each Class of each Fund other than Class I Shares of Water Island Event-Driven Fund (approximately 4.90%), Class R Shares of Water Island Long/Short Fund (100%), Class I Shares of Water Island Long/Short Fund (approximately 69.55%), Class R Shares of Water Island Credit Opportunities Fund (approximately 1.97%), Class I Shares of Water Island Credit Opportunities Fund (approximately 1.20%), and Class A Shares of Water Island Credit Opportunities Fund (approximately 43.11%).

INVESTMENT ADVISER

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the President of the Adviser and a portfolio manager of certain series of The Arbitrage Funds and is a control person of the Adviser. Water Island Capital, LLC is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under the terms of the Investment Advisory Agreements (collectively, the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares. Under the Advisory Contract, the Adviser:

(1)	manages the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities in accordance with the Funds’ investment objectives;

(2)	provides all statistical, economic, and financial information reasonably required by the Funds and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board to act as officers of the Trust.

The Advisory Contract provides that the Funds pay all of the Funds’ expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations;

(2)	preparation of and printing and mailing reports, notices, and prospectuses to current shareholders;

(3)	transfer taxes on the sales of the Funds’ shares and on the sales of portfolio securities;

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(4)	brokerage commissions;

(5)	custodial and shareholder transfer charges;

(6)	legal, auditing, and accounting expenses;

(7)	expenses of servicing shareholder accounts;

(8)	insurance expenses for fidelity and other coverage;

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act;

(10)	expenses of Trustee and shareholder meetings; and

(11)	any expenses of distributing the Funds’ shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The following table shows the investment advisory fee rate payable by each Fund and the average advisory fee rate paid by the Fund (stated as a percentage of average daily net assets), after expense waivers and reimbursements, if any, for each of its last three fiscal years.

Fund	Advisory Fee Rate (based on average daily net assets)	Average Fees Paid for Fiscal Years Ended
		May 31, 2018	May 31, 2019	May 31, 2020
Arbitrage Fund	1.25% of the first $250 million 1.20% on the next $50 million 1.15% on the next $50 million 1.10% on the next $75 million 1.05% on the next $75 million 1.00% on assets above $500 million	1.04%	1.04%	1.03%
Water Island Event-Driven Fund	1.10% on all assets(1)	0.82%	0.85%	0.88%
Water Island Long/Short Fund	1.25% on all assets	0.00%	0.00%	0.00%
Water Island Credit Opportunities Fund	0.95% of the first $250 million 0.90% on the next $500 million 0.85% on assets above $750 million(2)	0.68%	0.43%	0.34%

(1)	Prior to November 1, 2019, the advisory fee for Water Island Event-Driven Fund was 1.25%.
(2)	Prior to August 6, 2018, the advisory fee rate for Water Island Credit Opportunities Fund was 1.00% on all assets.

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The following table shows the investment advisory fees accrued by each Fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2020
Arbitrage Fund	$19,706,197	$18,523,903	$17,217,445
Water Island Event-Driven Fund	$1,796,999	$1,736,743	$1,467,297
Water Island Long/Short Fund	$26,816	$27,627	$25,052
Water Island Credit Opportunities Fund	$537,198	$514,904	$552,515

The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with each of the Funds, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Funds so that total annual Fund operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed certain limits.

•	For Arbitrage Fund, expenses are limited to the annual rates of 1.69% of average daily net assets allocable to Class R shares, 1.44% of the average daily net assets allocable to Class I shares, 2.44% of the average daily net assets allocable to Class C shares, and 1.69% of the average daily net assets allocable to Class A shares. During the year ended May 31, 2020, Arbitrage Fund invested in Water Island Event-Driven Fund. The Adviser has agreed to waive the advisory fee paid by Arbitrage Fund on Arbitrage Fund's assets that are invested in Water Island Event-Driven Fund. Pursuant to this agreement, the Adviser waived $408,207 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2020, $189,946 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2019 and $103,751 of the advisory fees accrued for Arbitrage Fund during the fiscal year ended May 31, 2018.

•	For Water Island Event-Driven Fund, expenses are limited to the annual rates of 1.69% of average daily net assets allocable to Class R shares, 1.44% of the average daily net assets allocable to Class I shares, 2.44% of the average daily net assets allocable to Class C shares, and 1.69% of the average daily net assets allocable to Class A shares. Pursuant to the Expense Waiver and Reimbursement Agreement for Water Island Event-Driven Fund, the Adviser waived $355,854 of the advisory fees accrued during the fiscal year ended May 31, 2020, $549,646 of the advisory fees accrued during the fiscal year ended May 31, 2019, and $611,962 of the advisory fees accrued during the fiscal year ended May 31, 2018.

•	For Water Island Long/Short Fund, expenses are limited to the annual rates of 1.69% of average daily net assets allocable to Class R shares and 1.44% of the average daily net assets allocable to Class I shares. Pursuant to the Expense Waiver and Reimbursement Agreement for Water Island Long/Short Fund, the Adviser waived $25,052 of the advisory fees accrued and reimbursed Water Island Long/Short Fund $192,681 for expenses exceeding the expense waiver during the fiscal year ended May 31, 2020. The Adviser waived $27,627 of the advisory fees accrued and reimbursed Water Island Long/Short Fund $177,010 for expenses exceeding the expense waiver during the fiscal year ended May 31, 2019. The Adviser waived $26,816 of the advisory fees accrued and reimbursed Water Island Long/Short Fund $191,435 for expenses exceeding the expense waiver during the fiscal year ended May 31, 2018.

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•	For Water Island Credit Opportunities Fund, expenses are limited to annual rates of 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, 1.98% of the Fund’s average daily net assets allocable to the Class C shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. Pursuant to the Expense Waiver and Reimbursement Agreement for Water Credit Opportunities Fund, the Adviser waived $356,286 of the advisory fees accrued during the fiscal year ended May 31, 2020, $283,372 of the advisory fees accrued during the fiscal year ended May 31, 2019, and $171,765 of the advisory fees accrued during the fiscal year ended May 31, 2018.

The Amended and Restated Expense Waiver and Reimbursement Agreements for Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund, and Water Island Credit Opportunities Fund remain in effect until September 30, 2021 and continue from year to year unless terminated by the Adviser upon 60 days’ written notice prior to the end of a one-year term or by the Board of Trustees at any time. The Adviser may recoup any waived amount from a Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time amounts were waived, the recoupment does not cause the Fund to exceed the current expense limitation and the recoupment is done within three years after the date on which the expense was waived.

The Advisory Contracts for Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund, and Water Island Credit-Opportunities Fund will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contracts may be terminated without penalty on 60 days’ written notice by a vote of a majority of a Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Contracts terminate automatically in the event of their assignment.

PORTFOLIO MANAGERS

The tables below disclose the accounts within each type and category for which the portfolio managers were jointly and primarily responsible for day-to-day portfolio management. The information in the tables is as of May 31, 2020 unless otherwise indicated.

Arbitrage Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	5 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$517 million	$132 million	$0	$0	$13 million	$0
Roger Foltynowicz	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$568 million	$119 million	$0	$0	$0	$0
Todd Munn	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$568 million	$119 million	$0	$0	$0	$0
Matt Osowiecki	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0

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Water Island Event-Driven Fund (formerly Water Island Diversified Event-Driven Fund)
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	5 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.79 billion	$132 million	$0	$0	$13 million	$0
Roger Foltynowicz	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$1.84 billion	$119 million	$0	$0	$0	$0
Todd Munn	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$1.84 billion	$119 million	$0	$0	$0	$0
Edward Chen	2 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$118 million	$0	$0	$0	$0	$0
Gregg Loprete	3 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$455 million	$0	$0	$0	$0	$0

Water Island Long/Short Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Chen	2 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$224 million	$0	$0	$0	$0	$0
Curtis Watkins	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0

Water Island Credit Opportunities Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	5 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.84 billion	$132 million	$0	$0	$13 million	$0
Gregg Loprete	3 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$502 million	$0	$0	$0	$0	$0

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Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing accounts other than the Fund or Funds for which they are named portfolio manager. Other accounts managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities - If a Fund’s portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple Funds and/or accounts, the investment opportunity may be allocated among these multiple Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts, including the Funds. Nevertheless, investment opportunities may be allocated differently among client accounts, including each Fund, due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies - The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios, including one or more Funds, by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies - The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

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Differences in Financial Incentives - A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. For instance, the Adviser may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, the Adviser or an affiliate supplies the funding for these accounts. Employees of the Adviser, including the Funds’ portfolio manager(s), may also invest in certain pilot accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, the Adviser has adopted a policy to treat pilot accounts in the same manner as other client accounts, including the Funds, for purposes of trade aggregation and allocation -- neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers - A Fund’s portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. To be assured of continuing to receive services considered of value to the Funds and its other client accounts, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions - The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Funds. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in registered investment companies and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

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The Funds’ portfolio managers may also face other potential conflicts of interest in the management of the Funds and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended May 31, 2020, the table below provides beneficial ownership of shares of the portfolio managers of each Fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

John S. Orrico	Arbitrage Fund	$10,001 - $50,000
	Water Island Event-Driven Fund	Over $1 million
	Water Island Credit Opportunities Fund	Over $1 million

Todd Munn	Arbitrage Fund	$500,001 - $1 million
	Water Island Event-Driven Fund	$50,001 - $100,000

Roger Foltynowicz	Arbitrage Fund	$100,001 - $500,000
	Water Island Event-Driven Fund	$100,001 - $500,000

Edward Chen	Water Island Event-Driven Fund	$10,001 - $50,000
	Water Island Long/Short Fund	$100,001 - $500,000

Gregory Loprete	Water Island Event-Driven Fund	None
	Water Island Credit Opportunities Fund	$100,001 - $500,000

Matthew Osowiecki	Arbitrage Fund	$100,001 - $500,000

Curtis Watkins	Water Island Long/Short Fund	$100,001 - $500,000

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN

Each of the Funds has adopted, with respect to its Class R shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and for services provided to shareholders. Each of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund have adopted, with respect to its Class C shares and Class A shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class C shares and Class A shares and for services provided to shareholders. Each Plan is a “reimbursement” plan. This means that a Fund’s Class R shares, Class C shares, and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under each Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, Class C shares, or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares or Class A shares. The amount of payments under the Plan in any year shall not exceed 0.75% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares and 0.25% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services.

During the fiscal year ended May 31, 2020, Arbitrage Fund’s Class R shares incurred $ 356,873 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2020, Arbitrage Fund’s Class C shares incurred $196,500 in distribution and service expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2020, Arbitrage Fund’s Class A shares incurred $45,572 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2020, Water Island Event-Driven Fund’s Class R shares incurred $64,332 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2020, Water Island Event-Driven Fund’s Class C shares incurred $ 6,378 in distribution and service expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2020, Water Island Event-Driven Fund’s Class A shares incurred $1,865 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2020, Water Island Long/Short Fund’s Class R shares incurred $26 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2020, Water Island Credit Opportunities Fund’s Class R shares incurred $18,976 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2020, Water Island Credit Opportunities Fund’s Class C shares incurred $4,679 in distribution and service expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2020, Water Island Credit Opportunities Fund’s Class A shares incurred $614 in distribution expenses, all of which was used to compensate broker-dealers.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund’s outstanding Class R, Class C, or Class A shares, as applicable. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund’s Class R, Class C, or Class A shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders. The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under the Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

Dealer Concessions. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Prospectus. See Appendix A to the Funds’ prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. For the Class A Shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The following table lists sales charges, breakpoint discounts, and dealer concession that apply to the purchase of Class A Shares.

Front-End Sales Charges - Arbitrage Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price***
Less than $50,000	2.75%	2.82%	2.25%
$50,000 but less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	up to 1.00%**

*	If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within 18 months of purchase.

**	Effective April 3, 2017, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder's fee will begin after the Class A Shares have been held for one year. For shares purchased prior to April 3, 2017, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 0.50% on sales of $250,000 up to $3,000,000 and 0.25% on sales of $3,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A Shares have been held for one year.

***	Dealer’s Concession will be calculated based on the sales charge paid by shareholders, taking into account applicable rights of accumulation.

Front-End Sales Charges - Water Island Event-Driven Fund and Water Island Credit Opportunities Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 or more	0.00%	0.00%	up to 1.00%**

*	If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**	Effective June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000 and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year. For shares purchased prior to June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder's fee will begin after the Class A shares have been held for one year.

Underwriting Commissions. The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, after paying commissions and other expenses, during the Funds’ most three recent fiscal years.

	Class A Shares Fiscal Year Ended May 31, 2020
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$42,032	$500	$2,000
Aggregate initial sales charges retained by the Distributor	$1,112	$0	$472
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

	Class A Shares Fiscal Year Ended May 31, 2019
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$21,887	$2,500	$480
Aggregate initial sales charges retained by the Distributor	$1,013	$0	$68
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

	Class A Shares Fiscal Year Ended May 31, 2018
	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Long/Short Fund*	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$76,815	$6,807	$0	$1,358
Aggregate initial sales charges retained by the Distributor	$3,073	$1,037	$0	$233
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$9,000	$0	$0	$0

* Effective July 31, 2019, Class A shares of the Fund were liquidated.

	Class C Shares Fiscal Year Ended May 31, 2020
	Arbitrage Fund	Water Island Event-Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$39,997	$10	$3,250
Aggregate initial sales charges retained by the Distributor	$0	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$27	$0	$0

	Class C Shares Fiscal Year Ended May 31, 2019
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$11,387	$11	$50
Aggregate initial sales charges retained by the Distributor	$0	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$40	$0	$0

	Class C Shares Fiscal Year Ended May 31, 2018
	Arbitrage Fund	Water Island Event- Driven Fund	Water Island Long/Short Fund*	Water Island Credit Opportunities Fund
Aggregate initial sales charges on Fund share sales	$34,355	$978	$0	$100
Aggregate initial sales charges retained by the Distributor	$0	$0	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$1,590	$0	$0	$0

* Effective July 31, 2019, Class C shares of the Fund were liquidated.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity, and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Brokerage services are used to facilitate trade execution. The Funds utilize a third-party execution management system to facilitate trade execution and use a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it may not be possible to place a dollar value on the information. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2020, 2019, and 2018, Arbitrage Fund paid aggregate brokerage commissions of $2,896,546, $4,298,496, and $4,772,307, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $4,634,041,427 and $1,676,400, respectively.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Event-Driven Fund paid aggregate brokerage commissions of $376,151, $431,681, and $561,595, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $630,704,571 and $234,358, respectively.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Long/Short Fund paid aggregate brokerage commissions of $10,400, $11,220, and $13,254, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $17,723,719 and $7,356, respectively.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Credit Opportunities Fund paid aggregate brokerage commissions of $31,709, $4,247, and $17,979, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $25,661,412 and $23,438, respectively.

Regular Broker Dealers. The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of May 31, 2020, Arbitrage Fund held $131,427,234 of securities issued by Morgan Stanley & Co. LLC, Water Island Event-Driven Fund held $9,085,428 of securities issued by Morgan Stanley & Co. LLC, and Water Island Long/Short Fund held $177,494 of securities issued by Morgan Stanley & Co. LLC.

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. For example, the Funds’ administrator and custodian, State Street Bank and Trust Company, is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm, Ernst & Young LLP, to review the Funds’ portfolios. Other Fund service providers that receive the Funds’ portfolio holdings information include Foreside Management Services, LLC, which provides Chief Financial Officer services to the Funds, the Funds’ legal counsel, K&L Gates LLP, and the Adviser, Water Island Capital LLC. Each of these parties is contractually and/or ethically prohibited from sharing each Fund’s portfolio holdings information unless specifically authorized by officers of the Trust.

Rating and Ranking Organizations

Each Fund currently provides its entire portfolio to several rating and ranking organizations on a regular basis. The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old. The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following parties:

•	Morningstar, Inc.

•	Lipper, Inc.

•	Bloomberg L.P.

•	FactSet Research Systems Inc.

Website Disclosure

The Adviser may post investment commentary on the Funds’ website from time to time, which may include portfolio holdings information that has not been previously disclosed on its website or regulatory filings.

Monthly Disclosure

The Arbitrage Funds’ public website is updated at month end with a 30-day lag to reflect all securities held in the Funds. In addition, the Adviser will post the top five performance contributors and detractors within five to ten days of the end of each month.

Quarterly Fact Sheet

The Funds include their top ten positions in their Quarterly Fact Sheet. The Quarterly Fact Sheet is posted on the Funds’ website. The Quarterly Fact Sheet provides an investor with the Funds’ total assets, gross long positions, gross short positions, and various exposure metrics. The Quarterly Fact Sheet is usually completed within the first 30 days following quarter end.

Other Disclosure

Upon approval from an officer of the Trust, other parties may receive portfolio holdings data. The Board regularly reviews a list of recipients of such disclosure of portfolio holdings information.

In all instances of disclosure, unless a party is a regulatory or other governmental entity, the receiving party will either be subject to (1) a confidentiality agreement that restricts the use of such information to purposes specified in such agreement and prohibits the receiving party from trading on the information or (2) have a duty of trust and confidence to the Funds. You should be aware that the Funds do not pay the receiving party or receive any compensation from them for providing the Funds’ portfolio holdings information. With respect to each disclosure arrangement, the Funds have a legitimate business purpose for the release of information.

Conflicts of Interest and Waivers

There may be instances where the interests of the Funds’ shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, a principal underwriter for the Funds or an affiliated person of the Funds.  In such situations, the conflict must be disclosed to the Board of the Funds, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Only the Board of the Funds may waive these portfolio holdings disclosure policies and procedures.  Although the Funds cannot presently visualize that any proposed waivers would be given, the Funds do recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Funds and their shareholders.  Only the Board may amend the Funds’ portfolio holdings disclosure policies and procedures.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Each Fund will invest portions of its assets to seek short-term capital appreciation. Each Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted.

Fund	Fiscal Year Ended May 31, 2020	Fiscal Year Ended May 31, 2019
Arbitrage Fund	273%	419%
Water Island Event-Driven Fund	397%	504%
Water Island Long/Short Fund	577%	528%
Water Island Credit Opportunities Fund	175%	221%

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Funds is State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111 (the “Administrator”). The Administrator provides certain administrative services to the Funds pursuant to an Administration Agreement (the “Administration Agreement”) between the Administrator and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for the Funds, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations.

During the fiscal years ended May 31, 2020, 2019, and 2018, Arbitrage Fund paid administration fees of $372,592, $376,188, and $372,639, respectively, to the Administrator.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Event-Driven Fund paid administration fees of $60,266, $62,831, and $47,536, respectively, to the Administrator.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Long/Short Fund paid administration fees of $25,335, $27,034, and $12,615, respectively, to the Administrator.

During the fiscal years ended May 31, 2020, 2019, and 2018, Water Island Credit Opportunities Fund paid administration fees of $67,951, $43,586, and $28,868, respectively, to the Administrator.

TRANSFER AGENT

As the Funds’ transfer agent, DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, MO, 64105, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $32,471 with respect to the first Class of each Fund’s shares, and $10,824 with respect to each additional Class of shares for each Fund. In addition, the Funds pay account processing fees and out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, and communication lines.

CUSTODIAN

The Custodian of the Funds’ assets is State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111. As custodian, State Street Bank and Trust Company acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The price at which investors purchase Class A shares is called the offering price. The offering price is equal to the net asset value per share of Class A shares at the time of purchase, plus any applicable sales charge. The price at which investors purchase Class I, Class R, and Class C shares is the net asset value. The net asset value per share of a Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and American Stock Exchange at the last reported sales price on that exchange, and, lacking any such sales on the primary exchange, the security is valued at the last bid price if held as a long position or at the last asked price if sold short;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price, and, if no Official Closing Price is available, at the last sale price prior to the calculation of the Funds’ NAV or, if no sale price is shown, a the last bid price if held as a long position or at the last asked price if sold short;

(3)	by valuing all other equity securities for which over-the-counter market quotations are readily available generally at the mean of the current bid and asked prices;

(4)	by valuing debt securities using evaluated bids, which are market-based measurements that represent a third party pricing agent’s good faith opinion as to what the holder would receive in an orderly transaction under current market conditions;

(5)	by valuing put and call options and options on futures at the mean of the most recent bid and asked prices (however, when there is no bid price available, options and options on futures will typically be valued at zero);

(6)	by valuing bank loans at the composite mid-price, which is calculated using the simple average of the dealer marks; and

(7)	by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The Adviser has a Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee reports its determinations to the Board. The members of the Valuation Committee are Jonathon Hickey, William Keena, Karlis Griffiths, Enrique Caceres, Scott Gordon, and Monique Labbe. Philip Channen is a non-voting member of the Valuation Committee.

The net asset value of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced based on the net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)	when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemptions In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund’s net assets, whichever is less, during any 90-day period.

Exchange Privilege

Investors may exchange shares of a Fund for shares of any other Fund at their net asset value; provided, however, that investors must hold their Class A shares or Class C shares of one Fund, as applicable, for at least thirty days in order to be eligible to exchange their shares for Class A or Class C shares, as applicable, of the other Fund. In addition, investors may exchange Class A or Class C shares of a Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, (2) the investor has held the Class C shares for longer than twelve months, and (3) the investor has held Class A shares, subject to a contingent deferred sales charge, for longer than twelve months, with respect to shares of Arbitrage Fund, or eighteen months, with respect to shares of Water Island Event-Driven Fund and Water Island Credit Opportunities Fund. Investors who are interested in exercising the exchange privilege should first contact the Funds or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

In addition, certain financial intermediaries may have share class exchange programs whereby a shareholder of a Fund’s Class C shares may have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to DST Systems, Inc., P.O. Box 219482, Kansas City, Missouri 64121-9842 or by calling 1-800-295-4488 to obtain a form for providing written notice to the Trust.

TAX STATUS

The Tax Cut and Jobs Act makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of these changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The Tax Cuts and Jobs Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Funds may make. Investors are urged to consult their own tax advisors for more detailed information. The Funds have qualified, and each Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year a Fund fails to meet one of the requirements, the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

By qualifying as a regulated investment company, a Fund will not be subject to federal income tax on its net investment income or net capital gains which it distributes to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if such Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund or one or more qualified publicly traded partnerships. In addition, a Fund must distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) and 90% of its net exempt interest income for such year.

Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Long/Short Fund intend to distribute substantially all of their net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains in December. Water Island Credit Opportunities Fund intends to distribute its net investment income daily and substantially all of its net realized capital gains in December. Any remaining undistributed amounts will be generally distributed during the following year. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by a Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, no Fund should be required to pay any material federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year and is unable to cure such disqualification, it will be treated as a corporation for federal income tax purposes. As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Net investment income includes dividends and interest income and certain other income items less expenses. Net long-term capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund. Capital losses may be carried forward indefinitely to offset any capital gains. If a Fund were to undergo an ownership change as defined in the Code, any such carryforwards may be restricted or lost. As of May 31, 2020, Water Island Event-Driven Fund had $42,803,914 of short term and $8,771,179 of long term capital loss carryforwards, Water Island Credit Opportunities Fund had $422,403 of short term and $1,183,171 of long term capital loss carryforwards, and Water Island Long/Short Fund had $2,124 of long term capital loss carryforwards.

In certain situations, a Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and its late-year ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the Fund’s holding period with respect to the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund makes or receives periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the distribution requirement discussed above. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other assets and use the proceeds to make distributions to satisfy the distribution requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by a Fund will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any net gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the distribution requirement discussed above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio assets or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency, forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed. The Tax Cuts and Jobs Act repeals the rules related to tax credit tax bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as PFICs under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements the Fund would be required to include each year in its income, and distribute to shareholders in accordance with the distribution requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Such amount is treated as ordinary income. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code, unless they incurred debt to acquire Fund shares.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to qualified dividend income.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long- term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain, and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the Internal Revenue Service (the “IRS”) or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A 30% withholding tax will be imposed on U.S.-source dividends, interest, and other income items to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.

A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware statutory trust and generally will not be liable for any income or franchise tax in the State of Delaware. If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Ernst & Young LLP, as independent registered public accounting firm for the fiscal year ended May 31, 2021. Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

COUNSEL

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The financial statements of Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund, and Water Island Credit Opportunities Fund, which have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the annual report of the Funds dated May 31, 2020.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises. Water Island Capital, LLC (“WIC”), the investment adviser to The Arbitrage Funds (the “Funds,” each series thereof, a “Fund”), has adopted this policy to summarize the firm’s proxy voting policies and procedures, including those of the Funds.

Policy

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm, including the Funds. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

•	name changes;
•	election of directors;
•	ratification of auditors;
•	maintenance of current levels of directors’ indemnification and liability;
•	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
•	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	mergers, acquisitions, restructurings;
•	reincorporations; and
•	changes in capitalization.

Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

•	increased indemnification protections for directors or officers;
•	certain supermajority requirements;
•	unequal voting rights;
•	classified boards;
•	cumulative voting;
•	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
•	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

•	annual elections;
•	independent directors;
•	confidential voting; and
•	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

•	whether the proposal would potentially dilute the value of outstanding shares;
•	whether a proposed compensation plan has broad-based participation;
•	whether a proposed compensation plan allows for the re-pricing of options; and
•	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may abstain from voting proxies or deviate from the policies stated above in certain situations, including but not limited to:

Satisfaction of the Funds’ Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) of the Investment Company Act of 1940, as amended, to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC will vote such shares held by a Fund in the same proportion as the vote of all other holders of such issuer’s securities.

Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where the cost of voting the proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

•	proxies for securities that trade in countries that impose share blocking periods;
•	proxies for which it might be necessary to hire a translator or travel to a foreign country to vote in person; or
•	proxies for routine matters if the securities are on loan and the income benefit exceeds the benefit of voting.

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer of director of the company.

In the event of a conflict of interests, WIC will generally vote according to its pre-determined policy, disclose the conflict to its clients, and obtain their consent before voting proxies. However, the Chief Compliance Officer (“CCO”) has discretion to consult with outside legal counsel regarding the conflict or to engage an independent party to determine how proxies should be voted, as discussed in the Procedures below.

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Class Action Lawsuits

WIC has retained a third party service provider to monitor class actions and make all necessary filings on behalf of WIC’s clients. WIC decides whether to participate in class action lawsuits on a case-by-case basis on behalf of the Funds and clients who have delegated this responsibility to WIC. The WIC Operations Department, in consultation with the portfolio manager responsible for the security, will decide whether or not to participate in the class action. Factors considered include:

•	the nature of the claim;
•	prospects for recovery;
•	resources required to pursue the claim; and
•	any other relevant factors.

If WIC has not been delegated authority to pursue class actions, WIC will forward class action notices to the client.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (Proxy Edge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with this policy. Once a proxy voting decision has been made, the Operations Department casts the vote via Proxy Edge.

Conflicts of Interest – Employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Chief Investment Officer or outside legal counsel to determine whether to seek the recommendation of an independent third party, or disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients. The CCO will document the steps taken to evidence that the proxy was voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide WIC with a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Securities and Exchange Commission’s (the “SEC’s”) EDGAR system;
(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide WIC with a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through Proxy Edge. The WIC Operations Department also maintains a spreadsheet that documents how WIC voted with respect to proposed mergers.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted. The Funds will include the disclosure on proxy voting required by the SEC in their registration statement, and information on how the Funds voted proxies, if any, relating to portfolio securities for each 12-month period ended June 30 will be filed annually with the SEC on Form N-PX.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests are forwarded to the CCO and the WIC Operations Department, who are responsible for responding in a prompt manner.

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